UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-859

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

Massachusetts Investors Growth Stock Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

11/30/08

MIG-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

January 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	3.3%
Cisco Systems, Inc.	3.2%
Genzyme Corp.	3.2%
CVS Caremark Corp.	3.0%
Google, Inc., “A”	2.6%
Danaher Corp.	2.5%
PepsiCo, Inc.	2.5%
Procter & Gamble Co.	2.5%
United Technologies Corp.	2.2%
NIKE, Inc., “B”	2.0%

Equity sectors
Technology	23.2%
Health Care	16.5%
Consumer Staples	10.2%
Retailing	8.8%
Energy	8.6%
Special Products & Services	8.2%
Industrial Goods & Services	7.3%
Financial Services	5.8%
Leisure	2.9%
Basic Materials	2.6%
Utilities & Communications	1.9%
Transportation	1.8%
Autos & Housing	0.1%

Percentages are based on net assets as of 11/30/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2008, Class A shares of the Massachusetts Investors Growth Stock Fund provided a total return of –37.79%, at net asset value. This compares with a return of –39.75% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Management Review – continued

Contributors to Performance

Stock selection and an underweighted position in the industrial goods and services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. Holdings of facilities maintenance products supplier W.W. Grainger were among the fund’s top relative contributors. The company benefited from its positive quarterly results which exceeded investors’ expectations as well as continued strength in the growth of the maintenance, repair, and operations market despite weakness in the industrial economy.

Stock selection in the financial services sector also boosted relative results. No individual securities within this sector were among the fund’s top contributors for the reporting period.

Overweighting the health care sector was another positive factor in the fund’s relative performance. Top relative contributors within this sector included global biotech company Genzyme, diversified medical products maker Johnson & Johnson, and pharmaceutical company Wyeth. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump in sales of its rare genetic disorder drug Myozyme in the latter part of the reporting period. Avoiding poor-performing drug company Merck also helped.

Stocks in other sectors that benefited relative results included global food company General Mills, enterprise software products maker Oracle, athletic shoes and apparel manufacturer NIKE, and global food company Nestle (aa). The stock of NIKE was helped by news that the company exceeded quarterly earnings estimates apparently benefiting from a boost due to the Beijing Olympic games.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the retailing sector detracted from the fund’s relative performance. Holdings of the luxury goods company LVMH Moët Hennessy Louis Vuitton (aa) were among the fund’s top relative detractors. Shares of LVMH struggled with slowing demand from its high-end consumer bases as the economy continued to worsen. Not holding strong-performing retail giant Walmart also hurt.

Stock selection in the leisure sector held back relative performance. Within this sector, cruise line operator Royal Caribbean Cruises (aa)(g) was the top relative detractor. Shares of Royal Caribbean suffered as the company continues to deal with the impact of high fuel costs. Not holding fast-food company McDonald’s also hindered relative results.

Management Review – continued

Individual stocks in other sectors that hurt relative returns included wireless solutions company Research In Motion (aa), oilfield services provider Weatherford International, and eye care products maker Advanced Medical Optics (g). Shares of Advanced Medical Optics suffered from a previously announced recall of its lens solutions products which resulted in a dramatic decrease in eye care product sales. Not holding pharmaceutical and medical products maker Abbott Laboratories, tobacco company Philip Morris International, and soft-drink company Coca-Cola also hindered relative results.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, the fund may have different currency exposure than the benchmark.

Respectfully,

Jeffrey Constantino

Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Stephen Pesek and Maureen Pettirossi are no longer portfolio managers of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/01/35	(37.79)%	(2.57)%	(2.37)%
B	9/07/93	(38.20)%	(3.19)%	(3.00)%
C	11/03/97	(38.17)%	(3.18)%	(3.00)%
I	1/02/97	(37.62)%	(2.23)%	(2.02)%
R1	4/01/05	(38.25)%	(3.29)%	(3.05)%
R2	10/31/03	(37.87)%	(2.86)%	(2.82)%
R3	4/01/05	(37.74)%	(2.58)%	(2.37)%
R4	4/01/05	(37.60)%	(2.37)%	(2.27)%
529A	7/31/02	(37.87)%	(2.78)%	(2.53)%
529B	7/31/02	(38.33)%	(3.43)%	(3.14)%
529C	7/31/02	(38.28)%	(3.42)%	(3.13)%

Comparative benchmark

Russell 1000 Growth Index (f)	(39.75)%	(3.11)%	(3.62)%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(41.37)%	(3.72)%	(2.95)%
B With CDSC (Declining over six years from 4% to 0%) (x)	(40.67)%	(3.58)%	(3.00)%
C With CDSC (1% for 12 months) (x)	(38.79)%	(3.18)%	(3.00)%
529A With Initial Sales Charge (5.75%)	(41.45)%	(3.92)%	(3.10)%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(40.80)%	(3.81)%	(3.14)%
529C With CDSC (1% for 12 months) (x)	(38.90)%	(3.42)%	(3.13)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Class R3, Class R4, and Class 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1, Class R2, and Class 529B shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund’s Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

June 1, 2008 through November 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2008 through November 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/08	Ending Account Value 11/30/08	Expenses Paid During Period (p) 6/01/08-11/30/08
A	Actual	0.93%	$1,000.00	$640.85	$3.81
	Hypothetical (h)	0.93%	$1,000.00	$1,020.35	$4.70
B	Actual	1.59%	$1,000.00	$639.05	$6.52
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
C	Actual	1.59%	$1,000.00	$638.93	$6.51
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
I	Actual	0.58%	$1,000.00	$641.65	$2.38
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R1	Actual	1.59%	$1,000.00	$638.60	$6.51
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
R2 (formerly R3)	Actual	1.09%	$1,000.00	$640.63	$4.47
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R3 (formerly R4)	Actual	0.83%	$1,000.00	$641.04	$3.41
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R4 (formerly R5)	Actual	0.58%	$1,000.00	$641.48	$2.38
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
529A	Actual	1.03%	$1,000.00	$640.92	$4.23
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
529B	Actual	1.69%	$1,000.00	$637.93	$6.92
	Hypothetical (h)	1.69%	$1,000.00	$1,016.55	$8.52
529C	Actual	1.69%	$1,000.00	$638.55	$6.92
	Hypothetical (h)	1.69%	$1,000.00	$1,016.55	$8.52

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.9%
Issuer	Shares/Par	Value ($)

Aerospace - 2.6%
Precision Castparts Corp.	173,680	$10,889,732
United Technologies Corp.	1,143,260	55,482,408

		$66,372,140
Alcoholic Beverages - 1.2%
Diageo PLC	2,129,130	$29,833,115

Apparel Manufacturers - 3.2%
LVMH Moet Hennessy Louis Vuitton S.A.	525,190	$29,930,962
NIKE, Inc., “B”	950,370	50,607,203

		$80,538,165
Automotive - 0.1%
Harley-Davidson, Inc.	81,500	$1,386,315

Biotechnology - 3.2%
Genzyme Corp. (a)	1,244,900	$79,698,498

Broadcasting - 1.9%
Grupo Televisa S.A., ADR	1,087,000	$16,152,820
Omnicom Group, Inc.	1,130,050	31,969,115

		$48,121,935
Brokerage & Asset Managers - 2.3%
Charles Schwab Corp.	2,029,280	$37,196,702
Deutsche Boerse AG	249,870	17,970,116
Franklin Resources, Inc.	32,959	2,002,259

		$57,169,077
Business Services - 8.2%
Accenture Ltd., “A”	1,017,010	$31,506,970
Amdocs Ltd. (a)	2,381,980	44,757,404
Automatic Data Processing, Inc.	714,510	29,337,781
Fidelity National Information Services, Inc.	196,754	3,380,234
MasterCard, Inc., “A”	198,730	28,875,469
Visa, Inc., “A”	476,780	25,059,557
Western Union Co.	3,222,030	42,756,338

		$205,673,753

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 1.0%
Comcast Corp., “A”	1,457,850	$25,279,119

Chemicals - 0.8%
3M Co.	95,400	$6,385,122
Ecolab, Inc.	363,140	13,940,945

		$20,326,067
Computer Software - 6.5%
Citrix Systems, Inc. (a)	792,350	$21,124,051
Microsoft Corp.	2,174,400	43,966,368
Oracle Corp. (a)	5,159,670	83,019,090
VeriSign, Inc. (a)	718,240	15,506,802

		$163,616,311
Computer Software - Systems - 3.9%
Apple, Inc. (a)	381,070	$35,313,757
EMC Corp. (a)	2,802,100	29,618,197
International Business Machines Corp.	390,400	31,856,640

		$96,788,594
Consumer Goods & Services - 4.3%
Colgate-Palmolive Co.	691,550	$44,999,159
Procter & Gamble Co.	979,016	62,999,680

		$107,998,839
Electrical Equipment - 4.7%
Danaher Corp.	1,140,590	$63,462,428
General Electric Co.	1,085,000	18,629,450
W.W. Grainger, Inc.	524,210	36,993,500

		$119,085,378
Electronics - 3.7%
Intersil Corp., “A”	1,514,120	$13,717,927
KLA-Tencor Corp.	1,140,610	21,454,874
National Semiconductor Corp.	989,830	10,888,130
Samsung Electronics Co. Ltd., GDR	139,578	23,344,421
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,273,141	23,402,958

		$92,808,310
Energy - Integrated - 5.0%
Chevron Corp.	225,010	$17,778,040
Exxon Mobil Corp.	490,170	39,287,126
Hess Corp.	628,510	33,964,680

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
Marathon Oil Corp.	1,322,500	$34,623,050

		$125,652,896
Food & Beverages - 4.7%
General Mills, Inc.	172,643	$10,905,858
Groupe Danone	322,743	18,564,786
Nestle S.A.	710,114	25,702,149
PepsiCo, Inc.	1,116,218	63,289,561

		$118,462,354
Food & Drug Stores - 3.0%
CVS Caremark Corp.	2,558,406	$74,014,686

General Merchandise - 0.5%
Kohl’s Corp. (a)	350,280	$11,440,145

Insurance - 0.6%
MetLife, Inc.	506,320	$14,561,763

Internet - 3.1%
eBay, Inc. (a)	1,052,110	$13,814,204
Google, Inc., “A” (a)	218,290	63,950,238

		$77,764,442
Major Banks - 2.9%
Bank of New York Mellon Corp.	1,011,782	$30,565,934
State Street Corp.	1,015,730	42,772,390

		$73,338,324
Medical & Health Technology & Services - 1.4%
Medco Health Solutions, Inc. (a)	359,670	$15,106,140
Patterson Cos., Inc. (a)	171,300	3,223,866
VCA Antech, Inc. (a)	865,090	16,479,965

		$34,809,971
Medical Equipment - 4.9%
Medtronic, Inc.	1,392,290	$42,492,691
Stryker Corp.	534,940	20,819,865
Thermo Fisher Scientific, Inc. (a)	1,132,880	40,421,158
Waters Corp. (a)	50,900	2,098,607
Zimmer Holdings, Inc. (a)	432,290	16,133,063

		$121,965,384

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.7%
BHP Billiton Ltd., ADR	436,770	$17,479,535

Network & Telecom - 5.2%
Cisco Systems, Inc. (a)	4,827,740	$79,850,820
Juniper Networks, Inc. (a)	1,032,330	17,941,895
QUALCOMM, Inc.	538,910	18,091,209
Research in Motion Ltd. (a)	371,940	15,796,292

		$131,680,216
Oil Services - 3.6%
BJ Services Co.	701,250	$8,407,988
Halliburton Co.	1,374,058	24,183,421
Noble Corp.	846,400	22,675,056
Schlumberger Ltd.	365,860	18,563,736
Weatherford International Ltd. (a)	1,340,460	17,117,674

		$90,947,875
Personal Computers & Peripherals - 0.8%
NetApp, Inc. (a)	1,438,600	$19,421,100

Pharmaceuticals - 7.0%
Allergan, Inc.	984,030	$37,078,250
Johnson & Johnson	836,570	49,006,271
Merck KGaA	268,830	22,594,245
Roche Holding AG	178,620	25,114,137
Wyeth	1,175,901	42,344,195

		$176,137,098
Specialty Chemicals - 1.1%
Praxair, Inc.	480,000	$28,344,000

Specialty Stores - 2.1%
Lowe’s Cos., Inc.	1,003,690	$20,736,235
Staples, Inc.	1,809,305	31,409,535

		$52,145,770
Telecommunications - Wireless - 1.9%
America Movil S.A.B. de C.V., “L”, ADR	917,280	$27,518,400
Rogers Communications, Inc., “B”	781,400	21,160,312

		$48,678,712

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - 1.8%
FedEx Corp.	279,440	$19,742,436
United Parcel Service, Inc., “B”	436,710	25,154,496

		$44,896,932
Total Common Stocks (Identified Cost, $3,405,398,975)		$2,456,436,819

Money Market Funds (v) - 1.5%
MFS Institutional Money Market Portfolio, 1%, at Cost and Net Asset Value	37,069,261	$37,069,261
Total Investments (Identified Cost, $3,442,468,236)		$2,493,506,080

Other Assets, Less Liabilities - 0.6%		14,051,427
Net Assets - 100.0%		$2,507,557,507

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,405,398,975)	$2,456,436,819
Underlying funds, at cost and value	37,069,261
Total investments, at value (identified cost, $3,442,468,236)		$2,493,506,080
Receivable for investments sold	44,150,629
Receivable for fund shares sold	776,245
Interest and dividends receivable	4,663,884
Other assets	124,089
Total assets		$2,543,220,927
Liabilities
Payable for investments purchased	$28,645,959
Payable for fund shares reacquired	3,854,580
Payable to affiliates
Management fee	111,904
Shareholder servicing costs	2,210,305
Distribution and service fees	158,576
Administrative services fee	8,713
Program manager fees	54
Payable for independent trustees’ compensation	295,291
Accrued expenses and other liabilities	378,038
Total liabilities		$35,663,420
Net assets		$2,507,557,507
Net assets consist of
Paid-in capital	$7,863,179,086
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(948,977,181)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,419,976,141)
Undistributed net investment income	13,331,743
Net assets		$2,507,557,507
Shares of beneficial interest outstanding		266,907,289

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,919,938,257
Shares outstanding	200,022,477
Net asset value per share		$9.60
Offering price per share (100/94.25 × net asset value per share)		$10.19
Class B shares
Net assets	$295,657,457
Shares outstanding	34,235,463
Net asset value and offering price per share		$8.64
Class C shares
Net assets	$183,333,946
Shares outstanding	21,321,485
Net asset value and offering price per share		$8.60
Class I shares
Net assets	$37,680,437
Shares outstanding	3,831,871
Net asset value, offering price, and redemption price per share		$9.83
Class R1 shares
Net assets	$4,891,418
Shares outstanding	570,528
Net asset value, offering price, and redemption price per share		$8.57
Class R2 shares (formerly Class R3 shares)
Net assets	$23,419,125
Shares outstanding	2,484,185
Net asset value, offering price, and redemption price per share		$9.43
Class R3 shares (formerly Class R4 shares)
Net assets	$10,812,989
Shares outstanding	1,127,754
Net asset value, offering price, and redemption price per share		$9.59
Class R4 shares (formerly Class R5 shares)
Net assets	$27,797,748
Shares outstanding	2,870,205
Net asset value, offering price, and redemption price per share		$9.68

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$2,560,220
Shares outstanding	270,713
Net asset value and redemption price per share		$9.46
Offering price per share (100/94.25 × net asset value per share)		$10.04
Class 529B shares
Net assets	$559,837
Shares outstanding	65,758
Net asset value and offering price per share		$8.51
Class 529C shares
Net assets	$906,073
Shares outstanding	106,850
Net asset value and offering price per share		$8.48

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$58,133,934
Dividends from underlying funds	1,596,283
Interest	1,314,153
Foreign taxes withheld	(1,579,877)
Total investment income		$59,464,493
Expenses
Management fee	$14,236,005
Distribution and service fees	20,415,489
Program manager fees	15,457
Shareholder servicing costs	9,055,942
Administrative services fee	568,702
Retirement plan administration and services fees	25,342
Independent trustees’ compensation	53,678
Custodian fee	299,971
Shareholder communications	334,787
Auditing fees	55,645
Legal fees	98,800
Miscellaneous	368,785
Total expenses		$45,528,603
Fees paid indirectly	(28,278)
Reduction of expenses by investment adviser	(21,951)
Net expenses		$45,478,374
Net investment income		$13,986,119
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investments transactions:
Non-affiliated issuers	$(250,582,647)
Futures contracts	(1,986,985)
Foreign currency transactions	(337,506)
Net realized gain (loss) on investments and foreign currency transactions		$(252,907,138)
Change in unrealized appreciation (depreciation)
Investments	$(1,462,396,998)
Translation of assets and liabilities in foreign currencies	(174,411)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,462,571,409)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,715,478,547)
Change in net assets from operations		$(1,701,492,428)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
Change in net assets	2008	2007
From operations
Net investment income	$13,986,119	$15,999,515
Net realized gain (loss) on investments and foreign currency transactions	(252,907,138)	520,787,685
Net unrealized gain (loss) on investments and foreign currency translation	(1,462,571,409)	120,289,866
Change in net assets from operations	$(1,701,492,428)	$657,077,066
Distributions declared to shareholders
From net investment income
Class A	$(14,620,723)	$—
Class I	(394,167)	—
Class R1	(28,523)	—
Former Class R2 (b)	(14,963)	—
Class R2 (formerly Class R3)	(139,140)	—
Class R3 (formerly Class R4)	(101,789)	—
Class R4 (formerly Class R5)	(623,910)	—
Class 529A	(23,183)	—
Total distributions declared to shareholders	$(15,946,398)	$—
Change in net assets from fund share transactions	$(1,276,638,769)	$(1,235,006,428)
Total change in net assets	$(2,994,077,595)	$(577,929,362)
Net assets
At beginning of period	5,501,635,102	6,079,564,464
At end of period (including undistributed net investment income of $13,331,743 and $15,629,528, respectively)	$2,507,557,507	$5,501,635,102

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2008	2007	2006	2005		2004
Net asset value, beginning of period	$15.49	$13.79	$12.77	$11.88		$11.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	$0.02	$ (0.00	)(w)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(5.89)	1.64	1.00	0.94		0.81
Total from investment operations	$(5.83)	$1.70	$1.02	$0.94		$0.86
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$(0.05)		$—
Net asset value, end of period	$9.60	$15.49	$13.79	$12.77		$11.88
Total return (%) (r)(s)(t)	(37.79)	12.33	7.99	7.93		7.80	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.90	0.93	0.96		0.92
Expenses after expense reductions (f)	0.93	0.90	0.93	0.96		0.92
Net investment income (loss)	0.45	0.43	0.17	(0.03)		0.44
Portfolio turnover	35	49	91	125		141
Net assets at end of period (000 Omitted)	$1,919,938	$4,019,277	$3,937,421	$4,771,192		$5,540,056

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.98	$12.52	$11.68	$10.88	$10.16
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.03)	$(0.06)	$(0.08)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.31)	1.49	0.90	0.88	0.74
Total from investment operations	$(5.34)	$1.46	$0.84	$0.80	$0.72
Net asset value, end of period	$8.64	$13.98	$12.52	$11.68	$10.88
Total return (%) (r)(s)(t)	(38.20)	11.66	7.19	7.35	7.09 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.55	1.58	1.61	1.56
Expenses after expense reductions (f)	1.58	1.55	1.58	1.61	1.56
Net investment loss	(0.21)	(0.20)	(0.48)	(0.68)	(0.17)
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$295,657	$857,628	$1,389,908	$1,947,597	$2,415,346

Class C	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.91	$12.47	$11.62	$10.83	$10.11
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.06)	$(0.08)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.29)	1.47	0.91	0.87	0.74
Total from investment operations	$(5.31)	$1.44	$0.85	$0.79	$0.72
Net asset value, end of period	$8.60	$13.91	$12.47	$11.62	$10.83
Total return (%) (r)(s)(t)	(38.17)	11.55	7.31	7.29	7.12 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.55	1.58	1.61	1.56
Expenses after expense reductions (f)	1.58	1.55	1.58	1.61	1.56
Net investment loss	(0.20)	(0.20)	(0.48)	(0.68)	(0.19)
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$183,334	$368,616	$451,097	$584,360	$739,534

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.87	$14.07	$12.99	$12.08	$11.17
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.07	$0.04	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(6.04)	1.68	1.01	0.97	0.83
Total from investment operations	$(5.93)	$1.80	$1.08	$1.01	$0.91
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$—	$(0.10)	$—
Net asset value, end of period	$9.83	$15.87	$14.07	$12.99	$12.08
Total return (%) (r)(s)	(37.62)	12.79	8.31	8.38	8.15	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.56	0.58	0.61	0.57
Expenses after expense reductions (f)	0.58	0.56	0.58	0.61	0.57
Net investment income	0.81	0.82	0.51	0.32	0.67
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$37,680	$57,139	$86,309	$122,728	$133,502

Class R1	Years ended 11/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.92	$12.48	$11.66	$10.86
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.05)	$(0.07)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.28)	1.49	0.89	0.86
Total from investment operations	$(5.31)	$1.44	$0.82	$0.80
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$—
Net asset value, end of period	$8.57	$13.92	$12.48	$11.66
Total return (%) (r)(s)	(38.25)	11.54	7.03	7.37	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.66	1.77	1.82	(a)
Expenses after expense reductions (f)	1.61	1.64	1.67	1.78	(a)
Net investment loss	(0.23)	(0.37)	(0.56)	(0.80	)(a)
Portfolio turnover	35	49	91	125
Net assets at end of period (000 Omitted)	$4,891	$8,623	$2,495	$1,008

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.24	$13.61	$12.64	$11.82	$11.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.01	$(0.01)	$(0.04)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.79)	1.62	0.98	0.94	0.80
Total from investment operations	$(5.75)	$1.63	$0.97	$0.90	$0.80
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$(0.08)	$—
Net asset value, end of period	$9.43	$15.24	$13.61	$12.64	$11.82
Total return (%) (r)(s)	(37.87)	11.98	7.67	7.64	7.26	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.21	1.32	1.37	1.33
Expenses after expense reductions (f)	1.10	1.19	1.22	1.34	1.33
Net investment income (loss)	0.29	0.10	(0.11)	(0.37)	0.03
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$23,419	$31,371	$8,091	$4,216	$708

Class R3 (formerly Class R4)	Years ended 11/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.47	$13.78	$12.77	$11.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.05	$0.02	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.88)	1.64	0.99	0.95
Total from investment operations	$(5.81)	$1.69	$1.01	$0.94
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$—	$—
Net asset value, end of period	$9.59	$15.47	$13.78	$12.77
Total return (%) (r)(s)	(37.74)	12.26	7.91	7.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.95	0.96	1.03	(a)
Expenses after expense reductions (f)	0.85	0.95	0.96	1.03	(a)
Net investment income (loss)	0.53	0.38	0.15	(0.11	)(a)
Portfolio turnover	35	49	91	125
Net assets at end of period (000 Omitted)	$10,813	$21,016	$11,375	$1,016

See Notes to Financial Statements

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 11/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.60	$13.85	$12.80	$11.83
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.06	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(5.94)	1.64	0.99	0.94
Total from investment operations	$(5.83)	$1.75	$1.05	$0.97
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$—	$—
Net asset value, end of period	$9.68	$15.60	$13.85	$12.80
Total return (%) (r)(s)	(37.60)	12.64	8.20	8.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.66	0.68	0.70	(a)
Expenses after expense reductions (f)	0.59	0.66	0.68	0.70	(a)
Net investment income	0.78	0.74	0.43	0.48	(a)
Portfolio turnover	35	49	91	125
Net assets at end of period (000 Omitted)	$27,798	$114,715	$136,104	$97,541

Class 529A	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.27	$13.63	$12.66	$11.79	$10.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.03	$(0.01)	$(0.03)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(5.81)	1.61	0.98	0.94	0.79
Total from investment operations	$(5.77)	$1.64	$0.97	$0.91	$0.83
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$(0.04)	$—
Net asset value, end of period	$9.46	$15.27	$13.63	$12.66	$11.79
Total return (%) (r)(s)(t)	(37.87)	12.03	7.66	7.77	7.57	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.18	1.22	1.17
Expenses after expense reductions (f)	1.10	1.15	1.18	1.22	1.17
Net investment income (loss)	0.31	0.18	(0.07)	(0.27)	0.39
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$2,560	$7,986	$3,791	$3,203	$2,070

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.80	$12.40	$11.59	$10.83	$10.13
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.06)	$(0.09)	$(0.10)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.25)	1.46	0.90	0.86	0.73
Total from investment operations	$(5.29)	$1.40	$0.81	$0.76	$0.70
Net asset value, end of period	$8.51	$13.80	$12.40	$11.59	$10.83
Total return (%) (r)(s)(t)	(38.33)	11.29	6.99	7.02	6.91 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.80	1.83	1.87	1.81
Expenses after expense reductions (f)	1.75	1.80	1.83	1.87	1.81
Net investment loss	(0.36)	(0.45)	(0.73)	(0.92)	(0.30)
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$560	$992	$587	$589	$478

Class 529C	Years ended 11/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.74	$12.34	$11.54	$10.78	$10.09
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.06)	$(0.09)	$(0.10)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(5.22)	1.46	0.89	0.86	0.73
Total from investment operations	$(5.26)	$1.40	$0.80	$0.76	$0.69
Net asset value, end of period	$8.48	$13.74	$12.34	$11.54	$10.78
Total return (%) (r)(s)(t)	(38.28)	11.35	6.93	7.05	6.84 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.80	1.83	1.87	1.81
Expenses after expense reductions (f)	1.75	1.80	1.83	1.87	1.81
Net investment loss	(0.36)	(0.46)	(0.72)	(0.92)	(0.34)
Portfolio turnover	35	49	91	125	141
Net assets at end of period (000 Omitted)	$906	$1,424	$996	$952	$765

See Notes to Financial Statements

Financial Highlights – continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.03 per share based on shares outstanding on the day the accrual was recorded. Excluding the effect of this accrual from the ending net asset value per share, Class A, Class B, Class C, Class I, Class R2, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2004 would have each been lower by 0.25%.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

Massachusetts Investors Growth Stock Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less

Notes to Financial Statements – continued

may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost

Notes to Financial Statements – continued

and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument. The following is a summary of the levels used as of November 30, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$2,368,063,506	$125,442,574	$—	$2,493,506,080
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion

Notes to Financial Statements – continued

of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of

Notes to Financial Statements – continued

credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At November 30, 2008 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue

Notes to Financial Statements – continued

Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows.

11/30/08
Ordinary income (including any short-term capital gains)	$15,946,398

The fund declared no distributions for the year ended November 30, 2007.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/08
Cost of investments	$3,476,378,673
Gross appreciation	25,595,571
Gross depreciation	(1,008,468,164)
Net unrealized appreciation (depreciation)	$(982,872,593)
Undistributed ordinary income	13,571,468
Capital loss carryforwards	(4,184,002,986)
Post-October capital loss deferral	(196,060,685)
Other temporary differences	(6,256,783)

As of November 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/09	$(1,825,413,772)
11/30/10	(2,299,721,199)
11/30/16	(58,868,015)
$(4,184,002,986)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Growth Opportunities Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $114,090 and $1,106 for the year ended November 30, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$11,308,276
Class B	0.75%	0.25%	1.00%	1.00%	5,832,508
Class C	0.75%	0.25%	1.00%	1.00%	2,926,488
Class R (b)	0.25%	0.25%	0.50%	0.50%	11,930
Class R1	0.75%	0.25%	1.00%	0.93%	73,221
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	5,428
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	164,748
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	44,411
Class 529A	0.25%	0.25%	0.50%	0.35%	27,861
Class 529B	0.75%	0.25%	1.00%	1.00%	8,496
Class 529C	0.75%	0.25%	1.00%	1.00%	12,122
Total Distribution and Service Fees					$20,415,489

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2008 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C

Notes to Financial Statements – continued

shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2008, were as follows:

Amount
Class A	$2,244
Class B	575,825
Class C	14,382
Class 529B	1,220
Class 529C	57

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended November 30, 2008 was equivalent to an annual effective rate of 0.15% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended November 30, 2008, were as follows:

Amount
Class 529A	$12,264
Class 529B	1,314
Class 529C	1,879
Total Program Manager Fees	$15,457

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2008, the fee was $3,036,332, which equated to 0.0705% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended November 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,019,610.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended November 30, 2008 was equivalent to an annual effective rate of 0.0132% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended November 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.10%	$7,889
Former Class R2 (b)	0.25%	—	—	0.06%	649
Class R2 (formerly Class R3)	0.15%	—	—	0.01%	4,256
Class R3 (formerly Class R4)	0.15%	—	—	0.02%	2,860
Class R4 (formerly Class R5)	0.10%	—	—	0.01%	9,688
Total Retirement Plan Administration and Services Fees					$25,342

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $18,146. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $91,010. Both amounts are included in independent trustees’ compensation for the year ended November 30, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $243,514 at November 30, 2008, and is included in payable for independent trustees’ compensation.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $51,777 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $36,577 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $21,951, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,483,060,477 and $2,703,423,307, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/08		Year ended 11/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	37,868,630	$522,947,455	68,251,008	$999,165,400
Class B	1,651,980	20,253,498	2,832,410	37,752,937
Class C	843,571	10,300,647	1,211,753	16,149,876
Class I	774,645	9,808,741	3,884,367	59,449,289
Class J (f)	—	—	42,730	530,616
Class R (b)	62,691	911,752	546,520	8,016,029
Class R1	216,776	2,818,489	700,675	9,284,619
Former Class R2 (b)	59,043	816,453	212,122	2,847,470
Class R2 (formerly Class R3)	1,366,517	19,360,079	2,392,021	35,020,869
Class R3 (formerly Class R4)	423,566	6,121,220	1,730,895	24,785,641
Class R4 (formerly Class R5)	3,422,319	53,007,846	11,200,460	159,864,282
Class 529A	241,593	3,456,230	288,800	4,108,743
Class 529B	7,518	92,100	40,069	506,054
Class 529C	22,552	241,076	40,366	509,769
	46,961,401	$650,135,586	93,374,196	$1,357,991,594
Shares issued in connection with acquisition of MFS Growth Opportunities Fund
Class A			21,993,175	$324,235,567
Class B			979,708	13,068,221
			22,972,883	$337,303,788
Shares issued to shareholders in reinvestment of distributions
Class A	683,118	$10,376,442	—	$ —
Class I	24,931	386,667	—	—
Class R1	2,088	28,523	—	—
Former Class R2 (b)	1,086	14,963	—	—
Class R2 (formerly Class R3)	9,313	139,140	—	—
Class R3 (formerly Class R4)	6,714	101,789	—	—
Class R4 (formerly Class R5)	28,051	428,622	—	—
Class 529A	1,538	23,058	—	—
	756,839	$11,499,204	—	$ —

Notes to Financial Statements – continued

	Year ended 11/30/08		Year ended 11/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(97,994,154)	$(1,342,645,978)	(116,306,365)	$(1,695,358,188)
Class B	(28,781,029)	(356,508,292)	(53,439,260)	(700,407,914)
Class C	(6,012,811)	(72,743,786)	(10,901,765)	(142,377,250)
Class I	(568,892)	(7,782,290)	(6,415,423)	(97,293,031)
Class J (f)	—	—	(172,270)	(2,263,810)
Class R (b)	(718,089)	(10,661,354)	(3,483,029)	(50,455,002)
Class R1	(267,902)	(3,316,081)	(280,941)	(3,596,344)
Former Class R2 (b)	(255,012)	(3,377,051)	(48,451)	(634,263)
Class R2 (formerly Class R3)	(949,685)	(12,652,640)	(928,442)	(13,538,529)
Class R3 (formerly Class R4)	(661,005)	(8,881,902)	(1,197,892)	(16,980,000)
Class R4 (formerly Class R5)	(7,931,552)	(112,649,693)	(13,673,053)	(206,349,572)
Class 529A	(495,336)	(6,649,284)	(44,001)	(618,710)
Class 529B	(13,678)	(160,396)	(15,501)	(203,318)
Class 529C	(19,330)	(244,812)	(17,463)	(225,879)
	(144,668,475)	$(1,938,273,559)	(206,923,856)	$(2,930,301,810)
Net change
Class A	(59,442,406)	$(809,322,081)	(26,062,182)	$(371,957,221)
Class B	(27,129,049)	(336,254,794)	(49,627,142)	(649,586,756)
Class C	(5,169,240)	(62,443,139)	(9,690,012)	(126,227,374)
Class I	230,684	2,413,118	(2,531,056)	(37,843,742)
Class J (f)	—	—	(129,540)	(1,733,194)
Class R (b)	(655,398)	(9,749,602)	(2,936,509)	(42,438,973)
Class R1	(49,038)	(469,069)	419,734	5,688,275
Former Class R2 (b)	(194,883)	(2,545,635)	163,671	2,213,207
Class R2 (formerly Class R3)	426,145	6,846,579	1,463,579	21,482,340
Class R3 (formerly Class R4)	(230,725)	(2,658,893)	533,003	7,805,641
Class R4 (formerly Class R5)	(4,481,182)	(59,213,225)	(2,472,593)	(46,485,290)
Class 529A	(252,205)	(3,169,996)	244,799	3,490,033
Class 529B	(6,160)	(68,296)	24,568	302,736
Class 529C	3,222	(3,736)	22,903	283,890
	(96,950,235)	$(1,276,638,769)	(90,576,777)	$(1,235,006,428)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(f)	Class J shares closed on June 15, 2007.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal

Notes to Financial Statements – continued

Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended November 30, 2008, the fund’s commitment fee and interest expense were $19,940 and $26,509, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. The residual distribution to the fund is likely to be material to the net assets of the fund. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	78,930,651	1,170,021,395	(1,211,882,785)	37,069,261

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,596,283	$37,069,261

Notes to Financial Statements – continued

(9)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Growth Opportunities Fund. The acquisition was accomplished by a tax-free exchange of 22,972,883 shares of the fund (valued at $337,303,788) for all of the assets and liabilities of MFS Growth Opportunities Fund. MFS Growth Opportunities Fund then distributed the shares of the fund that MFS Growth Opportunities Fund received from the fund to its shareholders. MFS Growth Opportunities Fund’s net assets on that date were $337,303,788, including $36,609,920 of unrealized appreciation, $123,813 of accumulated net investment loss, and $276,964,462 of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $5,916,916,312.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund (the Fund), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 20, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh, and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Jeffrey Constantino

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile in each of the one and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including changes to the Fund’s portfolio management team in 2005 and 2006. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature Shareholders 1-800-225-2606	c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2008 and 2007, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2008	2007
Fees billed by E&Y:
Massachusetts Investors Growth Stock Fund	44,438	44,445

For the fiscal years ended November 30, 2008 and 2007, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To Massachusetts Investors Growth Stock Fund	0	0	9,223	7,945	0	0
To MFS and MFS Related Entities of Massachusetts Investors Growth Stock Fund*	0	0	0	0	0	0

	2008		2007
Aggregate fees for non-audit services:
To Massachusetts Investors Growth Stock Fund, MFS and MFS Related Entities#	220,640		186,183

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS GROWTH STOCK FUND

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: January 15, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2009

*	Print name and title of each signing officer under his or her signature.